Investor Presentation December 7, 2006 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995 that involve risks and uncertainties, which could cause actual results to differ materially from the forward-
looking statements.  Such statements are based on management’s current reasonable and good faith expectations.  A number of risks and uncertainties could cause results to differ from forward-looking statements.  These risks and uncertainties include, among others, any material weaknesses in our internal control over financial reporting that are not remedied effectively, the impact of our significant debt on our financial health and operating flexibility, the impact of any legal or regulatory proceedings as a result of our restatement of our consolidated financial statements, the ability of the
Company to effectively implement the integrated performance improvement program and other initiatives designed to reduce cost and improve operating efficiencies, the effect of general economic and competitive business conditions, increases in energy, raw material and other manufacturing costs, and fluctuations in demand for the company’s products.  For further details of these and other risks and uncertainties that may impact forward-looking statements and the company’s business and financial results, see information set forth under the heading “Risk Factors” in our most recent Quarterly Report filing on Form 10-Q, our Annual Report on Form 10-K/A for the fiscal year ended January 1,
2006 and in our other filings made from time to time with the SEC.  The company does not undertake any obligation to update or revise any forward-looking statements as a result of new information, future events, changed assumptions or otherwise; and all forward-looking statements speak only as of the time when made.
GAAP Disclaimer:
This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Bank EBITDA.
These measures are not measures of financial performance under GAAP and should not be considered alternatives to net loss, or any other performance measures derived in accordance with GAAP or as an alternative measure of liquidity.  These measures are presented to provide a view of measures similar to those used for pricing and evaluating compliance with certain covenants under the terms of our First and Second Lien Credit Facilities.

Agenda
Conclusion Bob Korzenski
Chief Executive Officer
Executive Summary Bob Korzenski
Chief Executive Officer
Company Overview Bob Korzenski
Chief Executive Officer
Performance Improvement Program David Garfield
AlixPartners
Financial Update Eric Simonsen
Interim Chief Financial Officer
Public Q&A
Industry Update Bob Korzenski
Chief Executive Officer

4 Executive Summary Bob Korzenski Chief Executive Officer

For the LTM ended 9/30/06, Solo generated revenue and adjusted
EBITDA of $2.5 billion and $147.5 million, respectively
Solo continues to face a challenging environment that includes cost increases and competitive pricing
Solo's new management team has undergone an extensive
strategic review and is taking actions to achieve profitability and position itself for significant growth
To improve its liquidity position, Solo will increase its Second Lien
Loan by $50 million and use the proceeds to reduce borrowings under the Revolver
Solo is requesting an amendment of its existing credit agreements to allow for the additional debt, amend certain terms and modify the financial covenants
Executive Summary
Situation Overview

Executive Summary
Founded over 70 years ago
One of the largest players in the disposable foodservice packaging industry with sales approximately $2.5 billion
Broadest product portfolio in the industry with paper, plastic, and foam product categories
Strong brand equity evidenced by its high consumer awareness
Un-paralleled North American platform of 21 manufacturing
facilities and six efficient regional hub distribution centers
Long-standing and important vendor relationships with industry leaders including:  Starbucks, McDonalds, Wal-Mart, Bunzl, and
Sysco
Solo Continues to be a Market Leader

Executive Summary
Management’s new business plan directly addresses these issues while allowing Solo to build on its key strengths
Challenges Facing Solo Today
Significant cost increases since closing the acquisition
– Polystyrene cost has increased 44%
– Paper cost has increased 22%
– Fuel cost has increased 73%
Industry volume growth has remained modest
– Increased competitive intensity
– New entrants in Solo’s most profitable categories
Cost increases have been difficult to pass through in a timely manner
Weak information systems have limited management’s ability to drive appropriate decision-making
Poor implementation of original integration plan
Restatement was time-consuming
Inventory levels have increased 15% over the last twelve months
These issues have resulted in margin deterioration and significant working capital increases

Executive Summary
Integrated Program to Improve Solo’s Performance
New team, new culture and new approach
Solo has undergone a complete strategic review identifying five major themes to drive future success:
–
Focus on cash:x
Solo will manage its business to maximize
cash flow generation
–
Reduce costs:x
Solo will harvest numerous cost reduction
opportunities within the existing platform
–
Improve margin:x
Solo will make timely pricing decisions based
on true applicable product costs
–
Increase value:x
Solo will capitalize on its strong brand and
history of superior quality by investing in new products and efficient capacity
–
Build performance culture:x
Apply management and measurement
discipline for higher levels of performance and accountability

Executive Summary
Solo is taking aggressive actions to achieve profitability in the near-
term and position itself for significant profit growth
– Engaged AlixPartners to help design and implement an
integrated performance improvement program
– Increased senior management’s focus on cash flow generation
– Targeted short-term cost reductions in SG&A
– Implemented more disciplined approach to capital investment
– Retained investment banking firms and property management
firm to market non-strategic assets
– Began creating a performance-driven culture of accountability
Immediate Actions
Outside constituents will be able to track Solo’s progress

Executive Summary
Integrated performance improvement program:
– Strategic sourcing and manufacturing productivity improvement
– SKU rationalization
– Working capital reduction activities
– Organization restructuring
– Additional SG&A cost reductions
– Pricing optimization and realization
– New product development process
SAP order-to-cash system will go live in the first quarter of 2007 and for the first time allow “one order, one truck, one invoice”
Sale of certain non-core operating assets and the completion of certain sale-leaseback transactions will meaningfully reduce senior debt
Key leadership positions will be filled
Key performance metrics will be consistently monitored, reviewed, and acted upon
In 2007, Solo Will Focus on Building Profitability
EBITDA improvement, inventory reduction and debt paydown

Executive Summary
Continuous operational improvements; part of culture
Optimize manufacturing and distribution footprint
Drive superior account and product profitability through
commercial optimization projects
Align capital equipment and growth initiatives with commercial objectives
Drive revenue growth through new products; harvest products
that do not merit investment
Target and capture adjacent market segments
Develop talent and bench strength
Motivate higher levels of performance with refined incentive programs
In 2008 and Beyond, Solo Will Focus on Profitably Growing the
Business
Reach Solo’s potential

12 Industry Update Bob Korzenski Chief Executive Officer

Disposable foodservice products represents a $11 billion market in the U.S. and is projected to grow at 3.9% and 3.8% in 2006 and
2007, respectively
Industry consists of two primary markets:
Industry Update
Industry Overview
Grocery stores (Safeway)
Mass merchandisers (Target)
Warehouse clubs (Costco)
Party stores (Party City)
Dollar stores (Dollar General)
Drug stores (CVS)
Limited service restaurants
(McDonald’s)
Full service restaurants (Chili’s)
Convenience stores (7-Eleven)
Travel and leisure (hotel, airline)
Business and Industry (corporate
cafeteria)
Education (college, K-12)
Healthcare (hospital, nursing
home)
Foodservice ($9.3 billion market) Consumer ($1.3 billion market)
Industry Update
Industry Overview

Industry Update
Industry will benefit from continued growth in foodservice
– Increased purchases of food away from the home
– Growing population
– Increased consumer emphasis on convenience (consumer time
crunch; take-out/drive-thru)
Consolidation of the broadline foodservice distributors
– Creates opportunities for operators of scale like Solo; however, it drives increased pricing pressure
Similarly, consolidation and competition in consumer/retail channel are impacting the industry
– Market is moving towards strong brands and private labels
– Higher marketing/promotional spending is required for success
– Price increases are more difficult to pass through
Foreign competition is intensifying in certain categories
– Solo and customers are increasingly sourcing product in Asia
Industry Trends
Solo will be well positioned to face competitive challenges

Benzene and PS $ per lb. (Crude $ per gal)
PRICE - MONTHLY
PRICE - MONTHLY
Benzene and PS $ per lb. (Crude $ per gal)
0.00
0.40
0.80
1.20
1.60
2.00
Jan-2006 Mar-2006 May-2006 Jul-2006 Sep-2006 Nov-2006
0.00
0.40
0.80
1.20
1.60
2.00
Jan-2003 Jul-2003 Jan-2004 Jul-2004 Jan-2005 Jul-2005 Jan-2006 Jul-2006
Industry Update
Resin Market Dynamics
Two-thirds of Solo’s plastic products’ COGS is resin
Primary resin (polystyrene) has increased 44% since closing the acquisition
Suppliers have been removing capacity in less profitable resins (polystyrene)
and increasing in others (PET, polypropylene)
Solo will increasingly shift towards lower cost materials
Benzene Polystyrene General Purpose Crude Oil WTI
Source:  CMAI

55% of paper products’ COGS is paper stock
Historically a flat market, paper stock has been rising for the last year
Tightening supply capacity and cost input pressures at suppliers are negatively impacting disposable foodservice manufacturers
Two major competitors are vertically integrated (IP, GP)
Industry Update
Paper Stock Market Dynamics
$ / Ton
950
1000
1050
Oct-05 Jan-06 Apr-06 Jul-06
Pulp & Paper Index - 16 pt. Folding carton Pulp & Paper - 14 pt. Cupstock
2005 – 2006 Paper Index
Source:  Pulp & Paper

HUHTAMAKI

PACTIV
Advanced Packaging Solutions

DART

Dixie

INTERNATIONAL PAPER

SOLO

Regional Competitors
Consumer channel strength; brand recognition
Recent purchase of Insulair
Plastic-based, retail presence, branding (Hefty), low cost
manufacturer
Narrow but growing product line in foodservice
Extensive takeout packaging in foodservice channel
(acquisition of Newspring)
Low cost model (partially vertically integrated)
Primarily foam; some plastics; good foodservice
distribution network
Recent new product introductions
Foreign Competitors
Local strength; low price
Able to serve some regional accounts with limited
geographic reach
Growing threat in certain product categories (i.e. cutlery)
Foodservice operators sourcing imports already
Competitive Overview
Strong consumer brand (Chinet), known for high quality
Extensive global reach
Industry Update
Company Comments
Well recognized brand name
Narrow product focus; focused on foodservice only

SOLO	✓	✓	✓	✓	✓	✓	✓	✓	✓
HUHTAMAKI	✓	✓		✓	✓		✓	✓	✓
PACTIV Advanced Packaging Solutions		✓	✓	✓	✓	✓			✓
DART		✓	✓		✓	✓	✓		✓
Dixie	✓	✓		✓	✓		✓	✓	✓
INTERNATIONAL PAPER	✓			✓					✓

SOLO

Source:  Public filings and management estimates
Industry Update
Solo has the broadest product portfolio in the industry
Competitive Overview
Cups Plates / Bowls
Paper Plastic Foam Paper Plastic Foam
Competitors Cutlery
Straws /
Stirrers
Takeout
Packaging

SOLO
HUHTAMAKI
PACTIV
Advanced Packaging Solutions
DART
Dixie
INTERNATIONAL PAPER

19 Industry Update Competitive Overview — Strong Presence Legend Medium Presence Low Presence Source: Management estimates Channel Presence Foodservice Retail Competitors

20 Company Overview Bob Korzenski Chief Executive Officer

GO
CUP

24 PLATES
SOLO
NEW
SoloGrips
40 PLATES
SOLO
Feel the Difference!
20 GRIP CUPS
SOLO
SoloGrips

Espresso

Market leader
Strong / recognized brand name for
over 70 years
Broad product offering
Recognized quality capability
Strong customer relationships
Critical vendor for most major
foodservice operators
National manufacturing and
distribution footprint
A Leading Player in Disposable Foodservice Packaging
Company Overview

Paper Cup
21.1%
Lids
14.9%
Plates & Bowls
9.3%
Cutlery
9.2%
Foam Cup
7.5%
Straws
3.4%
Portion Cup
5.6%
Containers
7.2%
Plastic Cups
21.6%
Other
0.2%
Global Accounts
35.8%
Foodservice
41.6%
Consumer
17.2%
Other
5.4%
(1)    Net sales domestic only
Note: All data based on LTM 9/30/06 dollar volume sales
Company Overview
Paper
31.2%
Plastic
58.3%
Foam
10.5%
Sales by Product
(1)
Sales by End Market
Sales by Material
(1)
Diversified Sales Base

McDonald's
Panera Bread
Dunkin' Donuts
Starbucks Coffee
Caribou Coffee
7 Eleven
Coca-Cola
Publix
Wendy's Old Fashioned Hamburgers
Aramark
Baskin 31 Robbins
Sodexho
Bunzl
A&P
Kroger
Costco
Pepsi
Burger King
Target
Wal★Mart
BJ's Wholesale Club
SYSCO
US Foodservice

SOLO

23 Blue Chip Customer Base Company Overview Average relationship of top ten customers is over 20 years

Company Overview
National Manufacturing Footprint
21 North American manufacturing facilities and one corporate office
Belen, NM
Twin Falls, ID
Ada, OK
Urbana, IL
Conyers, GA
Augusta, GA
Federalsburg, MD
Owings Mills, MD
Leominster, MA
Toronto, ON
Chicago, IL
Highland Park, IL
Appleton, WI
Oshkosh, WI
Solo Corporate HQ & Manufacturing
Solo Manufacturing
N Andover, MA
Dallas, TX
Springfield, MO
Wheeling, IL
El Cajon, CA
N. Las Vegas, NV
Cuititlan, Mexico

25 Company Overview Efficient Hub and Spoke Distribution System Northeast Southeast West Midwest Southwest

Recognized brand equity
Breadth of product offering
New product innovation (graphics, performance, environmental)
Strong customer relationships
Low cost supply chain
High service levels (98% + fill rates)
Integrated IT systems
Company Overview
Key Factors for Future Success
Solo has all the capabilities to be the leading provider

27 Performance Improvement Program David Garfield AlixPartners

Performance Improvement Program
Supply Chain
– Strategic sourcing (resins, paper, packaging, MRO, transportation)
– Manufacturing productivity improvement (OEE)
– Distribution center operational efficiencies
– Inventory reduction: finished goods dial-down and SKU
rationalization
SG&A
– Leadership structure
– Organization restructuring
– SG&A expense (non-personnel)
– Performance management and incentives
Commercial Optimization
– Customer and product profitability
– Pricing optimization and realization
– Sales force productivity; marketing spend effectiveness
– New product development process improvement
Achieve Sustainable $60MM-$70MM Annualized Increase in EBITDA
Plus Inventory Reduction

The Benefits of the Performance Improvement Program Have Been
Estimated Conservatively
Improvement opportunities identified through an in-depth diagnostic exercise
Improvement opportunities specified at a detailed level (e.g., sourcing savings specified by category, sub-category, and tactic)
85% of annualized improvements will come from direct cost reductions
Where the diagnostic resulted in a range of savings, the lower end of the range was selected in all cases
There is ample opportunity – the integration of Solo and Sweetheart never achieved the anticipated synergies (i.e., they are still available to be captured)
Competitors have used similar techniques to even greater effect
Performance Improvement Program

Program Element
Last Time This Time
The Performance Improvement Program is Different from Prior Efforts–
Solo Will Have More Predictability, Accountability and Control
Implementation
Fragmented: A variety of initiatives –
some overlaps, some gaps, and some
actions out of sequence
Integrated: A single program with work
streams, sequenced and linked for
maximum sustained impact
Program
Management
“Scorekeeper”: Display the results;
lagging indicators; loose link to financials;
weak process
“Control Tower”: Drive the results;
leading indicators; tight link to financials;
strong and proven process
Metrics
High Level: Gross headcount reduction
and summary cost categories
Detailed: Net headcount reduction,
detailed cost categories, and underlying
cost drivers
Accountability
Limited: A small central group
accountable for all work streams; limited
visibility into budget impacts
Full: An individual accountable for each
work stream and initiative; improvements
baked into budgets
Leadership
Wrong Role: “Go it alone”; control the
process; expect the organization to
change
Right Role:
Utilize 3rd
party with
expertise in execution; provide mandate
for change; clear road blocks
Performance Improvement Program

Performance Improvement Program

Solo's Reported Reliability Indicates Limited Opportunity for Improvement…

Solo Cup – Plant Productivity
Plant
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
P
0
20
40
60
80
100
Productivity %
Solo Wtd. Avg. 82.8%
Benchmark 85.0%

Source: Solo EIS Data, July-Sept 2006

31

Performance Improvement Program

However, When Corrected to Properly Reflect Addressable Losses, Solo's Reliability Scores Indicate Significant Opportunity for Improvement

Solo Cup – Plant Productivity – Corrected
Plant
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
P
0
20
40
60
80
100
Productivity %
Solo Wtd. Avg.
48.4%
Benchmark
85.0%

Source: Solo EIS Data, July-Sept 2006

32

Performance Improvement Program

Detailed Analysis at the Line-Level and Process-Level Reveal the Specific Opportunities for Improvement

Plan A – Downtime by Line
PRINTING - PLASTIC
INLINE TF - SOLID SHEET
INLINE TF - FOAM
STRAW EXTRUSION AND WRAPPING
INJ MOLDING - CUTLERY
0%
10%
20%
30%
40%
50%
Downtime %

Paper Plate Forming - Reliability
PLANT A – SINGLE
PLANT B – MULTI
PLANT C – SINGLE
PLANT D – SINGLE
PLANT E – MULTI
PLANT F – SINGLE
PLANT G – MULTI
0%
20%
40%
60%
80%
100%
Productivity %

Source: Solo EIS Data, July-Sept 2006

33

SOLO

Performance Improvement Program

Detailed Inventory Analysis Reveals Opportunities for Reducing Finished Goods Days-On-Hand and for Rationalizing SKUs

50% Volume
80% Volume
90% Volume
95% Volume
High-Volume Consistent Items
Low-Volume Inconsistent Items
Sales Consistency (Monthly Mean/Std. Dev.)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
High Volume
Stock Item by Sales Volume (M-Units)
Low Volume

Source: Solo Cup Company Sales History September 2005 through August 2006, AlixPartners Analysis

34

SOLO

Performance Improvement Program
Right Analysis:
– Detailed assessment by professionals with deep functional skills
– Bottom-up savings targets
Right Plan:
– One integrated program with linked initiatives to maximize impact
– No gaps or overlaps, just efficient execution
Right Team:
– Outside experts with track record of success in implementation
– Working with key Solo personnel to build Solo’s capabilities
Key Takeaways
The Program’s Results are Predictable and Highly Achievable

36 Financial Update Eric Simonsen Interim Chief Financial Officer

Financial Update
FY05 YTD vs. FY06 YTD – Summary Financial Data
Summary Financial Data
($ in millions)
39 Weeks Ended 39 Weeks Ended FYE LTM
10/2/2005 10/1/2006 1/1/2006 10/1/2006
Net Sales $1,814.3 $1,858.2 $2,431.6 $2,475.5
Gross Profit
(1)
220.8 190.6 309.1 278.8
SG&A 192.6 204.9 267.3 279.6
Adjusted EBITDA (Non-GAAP measure) 127.7 101.0 174.3 147.5
% of sales 7.0% 5.4% 7.2% 6.0%
Capital Expenditures 45.1 45.4 53.1 53.4
Working Capital
(2)
424.2 474.8 442.2 474.8
Total Debt 1,062.3 1,145.5 1,043.3 1,145.5
Total Debt / Adjusted EBITDA 6.0x 7.8x
(1) Excludes $22.1 benefits plan curtailment gain in 39 weeks ended 10/01/2006 and LTM 10/01/2006
(2) (Current Assets - Cash - Restricted Cash) - (Current Liabilities - Accrued Interest - Current Debt)

2005 YTD vs. 2006 YTD Consolidated EBITDA Bridge
Financial Update
($ in millions)
($10.3)
($84.2)
($14.0)
$101.0
$127.7
$85.5
($3.1)
($0.7)
25

2005 Adj EBITDA –
YTD Sept
Volume Pricing COGS Freight &
Warehousing
SG&A Other 2006 Adj EBITDA –
YTD Sept

LTM 10/1/2006 EBITDA Build-Up
($ in millions) LTM
10/1/2006
EBITDA:
Net loss (GAAP measure) ($345.2)
Interest expense, net 84.3
Income tax 52.8
Depreciation & amortization 101.6
EBITDA (Non-GAAP measure)
($106.4)
Bank EBITDA:
Interest income 0.8
Loss on sale of property, plant & equipment 3.8
Goodwill impairment 228.5
Asset impairment 9.8
Non-cash benefit plan curtailment (22.1)
Net non-cash severance expenses 4.9
Prior period adjustments 9.8
Integration expenses (<30 MM) 5.9
Bank EBITDA (Non-GAAP measure)
$134.9
Adjusted EBITDA:
Other (income)/expense, net (0.1)
Consideration items 12.6
Adjusted EBITDA (Non-GAAP measure)
$147.5
LTM EBITDA Build-Up
Financial Update
(1)
(1)   Includes expenses related to SAP implementation ($7.0MM), professional fees ($3.8MM), and financial restatement ($1.8MM)

Working Capital Cycle
Financial Update
($ in millions)
$19.8
$117.0
$78.8
$61.7
$94.4
$93.4
$78.5
$23.8
$487.2
$455.4
$442.2
$424.2
$431.4
$389.6
$380.8
$474.8
0
35
70
105
$140
Dec-04 Apr-05 Aug-05 Dec-05 Apr-06 Aug-06

$500
Month End Revolver Working Capital
(1)
(1)   (Current Assets - Cash - Restricted Cash) - (Current Liabilities - Accrued Interest - Current Debt)

41 Conclusion Bob Korzenski Chief Executive Officer

Conclusion
Key Takeaways
Solo is a critical supplier to the largest and most successful retailers and  distributors
Recent performance has been impacted by unprecedented cost
increases, unanticipated integration issues and outdated systems
Superior brand name remains strong as a result of Solo’s emphasis on customer service
Solo has all the components to be successful despite the
challenging industry
Asset sales will reduce senior leverage meaningfully in the near-
term
Solo has identified numerous opportunities for both cost reduction and revenue growth

43 Public Q&A